                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and an Officer of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 500,000 shares of Common Stock, par value $5.00 per share, under its Dividend Reinvestment and Stock Purchase Plan on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has set his hand and seal this 1st day of May 1997.


                                       _/s/  D. Louis Peoples______________
                                       D. Louis Peoples
                                       Director; Vice Chairman of the Board
                                        and Chief Executive Officer

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an Officer of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 500,000 shares of Common Stock, par value $5.00 per share, under its Dividend Reinvestment and Stock Purchase Plan on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has set his hand and seal this 1st day of May 1997.


                                       _/s/__R. Lee Haney__________________
                                       R. Lee Haney
                                       Senior Vice President and Chief
                                         Financial Officer

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an Officer of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 500,000 shares of Common Stock, par value $5.00 per share, under its Dividend Reinvestment and Stock Purchase Plan on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has set his hand and seal this 1st day of May 1997.


                                       __/s/   Edward M. McKenna_________
                                       Edward M. McKenna
                                       Controller

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 500,000 shares of Common Stock, par value $5.00 per share, under its Dividend Reinvestment and Stock Purchase Plan on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has set his hand and seal this 1st day of May 1997.


                                       ___/s/  Ralph M. Baruch_________
                                       Ralph M. Baruch
                                       Director

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 500,000 shares of Common Stock, par value $5.00 per share, under its Dividend Reinvestment and Stock Purchase Plan on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has set his hand and seal this 1st day of May 1997.


                                       __/s/  J. Fletcher Creamer_______
                                       J. Fletcher Creamer
                                       Director

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 500,000 shares of Common Stock, par value $5.00 per share, under its Dividend Reinvestment and Stock Purchase Plan on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has set his hand and seal this 1st day of May 1997.


                                       ___/s/  Michael J. Del Giudice____
                                       Michael J. Del Giudice
                                       Director

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 500,000 shares of Common Stock, par value $5.00 per share, under its Dividend Reinvestment and Stock Purchase Plan on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has set his hand and seal this 1st day of May 1997.


                                       __/s/ Jon F. Hanson______________
                                       Jon F. Hanson
                                       Director

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 500,000 shares of Common Stock, par value $5.00 per share, under its Dividend Reinvestment and Stock Purchase Plan on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has set his hand and seal this 1st day of May 1997.


                                       __/s/ Kenneth D. McPherson_______
                                       Kenneth D. McPherson
                                       Director

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 500,000 shares of Common Stock, par value $5.00 per share, under its Dividend Reinvestment and Stock Purchase Plan on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has set his hand and seal this 1st day of May 1997.


                                       __/s/  Robert E. Mulcahy III______
                                       Robert E. Mulcahy III
                                       Director

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 500,000 shares of Common Stock, par value $5.00 per share, under its Dividend Reinvestment and Stock Purchase Plan on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has set his hand and seal this 1st day of May 1997.


                                       __/s/   James F. O'Grady, Jr._____
                                       James F. O'Grady, Jr.
                                       Director

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 500,000 shares of Common Stock, par value $5.00 per share, under its Dividend Reinvestment and Stock Purchase Plan on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has set his hand and seal this 1st day of May 1997.


                                       __/s/  Frederic V. Salerno_______
                                       Frederic V. Salerno
                                       Director

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 500,000 shares of Common Stock, par value $5.00 per share, under its Dividend Reinvestment and Stock Purchase Plan on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, her true and lawful attorney, for her and in her name, place and stead, and in her office and capacity as aforesaid, to sign and file said Registration Statement, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as she might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has set her hand and seal this 1st day of May 1997.


                                       __/s/  Linda C. Taliaferro________
                                       Linda C. Taliaferro
                                       Director

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issuance and sale of up to 500,000 shares of Common Stock, par value $5.00 per share, under its Dividend Reinvestment and Stock Purchase Plan on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has set his hand and seal this 1st day of May 1997.


                                       __/s/ H. Kent Vanderhoef__________
                                       H. Kent Vanderhoef
                                       Chairman of the Board of Directors